UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2009

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On August 6, 2009, the Circuit Court of Cook County, Illinois, Chancery Division, gave preliminary approval of a Stipulation and Agreement of Settlement (the "Stipulation") entered into between Sara Lee Corporation ("Sara Lee"), the plaintiffs in the pending consolidated shareholder derivative action ("Plaintiffs") and all defendants named in the derivative action (the "Individual Defendants"). The settlement of the derivative action is subject to final approval by the Circuit Court of Cook County.

Plaintiffs' First Amended Consolidated Shareholder Derivative Complaint (the "Amended Complaint") alleged breach of fiduciary duty, insider trading and gross mismanagement against certain Sara Lee officers and directors in connection with Sara Lee's Reshaping Program, acquisition of Earthgrains Company, revenue recognition, financial statements and projections, compensation, and stock sales. Sara Lee and the Individual Defendants contend that all of the issues complained of in the Amended Complaint are unfounded; that Sara Lee and the Individual Defendants acted in a justifiable manner in acquiring Earthgrains; that there was not any revenue recognition manipulation or deficient internal controls; that there were not any inaccurate, false or misleading financial statements or projections; that the compensation to senior officers was not excessive; and that there is no evidence to support that anyone engaged in improper insider trading. Sara Lee and the Individual Defendants also contend that legal and factual defenses exist to all of the allegations, including, that the Plaintiffs lack standing under applicable law to bring suit. The agreement to the terms of the settlement does not constitute an admission of liability on the part of Sara Lee or any of the Individual Defendants.

Under the terms of the settlement, Sara Lee has agreed to implement or maintain a number of corporate governance enhancements directed toward promoting the continued best practices and high standards of corporate operations and financial reporting, as well as the ongoing education and independence of members of Sara Lee's Board of Directors (the "Board"). These enhancements include, among other things, Sara Lee's commitment to appropriate review and oversight of executive compensation, financial reporting, capital expenditures, internal controls, and investigation of complaints.

The terms of the settlement provided in the Stipulation are described in a Notice of Settlement of Shareholder Derivative Action (the "Notice") that was approved by the Court on August 6, 2009. A copy of the Notice is attached as Exhibit 99 to this report and is incorporated herein by this reference.

The information disclosed in this Current Report, including Exhibit 99 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

August 13, 2009	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Notice of Settlement of Shareholder Derivative Litigation